SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2003



                                NBT BANCORP INC.
           ----------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                  0-14703               16-1268674
----------------------------    ----------------      -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NO.)



                 52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
                   -------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 337-2265
                                 --------------


                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       ----------------------------------

                               (a) NOT APPLICABLE

                               (b) NOT APPLICABLE

        (c) THE FOLLOWING EXHIBIT IS FURNISHED AS A PART OF THIS REPORT:

              EXHIBIT NO.                              DESCRIPTION
              -----------                              -----------

                  99                        PRESS RELEASE DATED OCTOBER 27 2003.




                       ITEM 9.  REGULATION FD DISCLOSURE.

                       ----------------------------------

                    INFORMATION BEING PROVIDED UNDER ITEM 12

ON OCTOBER 27, 2003, NBT BANCORP INC. ISSUED A PRESS RELEASE DESCRIBING ITS RESULTS OF OPERATIONS FOR THE NINE MONTHS AND QUARTER ENDING SEPTEMBER 30, 2003 AS WELL AS ANNOUNCING A DIVIDEND DECLARATION TO BE PAID ON DECEMBER 15, 2003 TO SHAREHOLDERS OF RECORD ON DECEMBER 1, 2003. THAT PRESS RELEASE IS FURNISHED AS
EXHIBIT 99 HERETO. THIS INFORMATION IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K AND IS BEING PRESENTED UNDER ITEM 9 AS PROVIDED IN THE COMMISSION'S INTERIM GUIDANCE REGARDING FORM 8-K ITEM 11 AND ITEM 12 FILING REQUIREMENTS (RELEASE NO. 34-47583).


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                          NBT  BANCORP  INC.
                                          --------------------------------------
                                          (REGISTRANT)



                                          /S/  MICHAEL  J.  CHEWENS
                                          --------------------------------------
                                          MICHAEL  J.  CHEWENS
                                          SENIOR  EXECUTIVE  VICE  PRESIDENT,
                                          CHIEF  FINANCIAL OFFICER AND CORPORATE
                                          SECRETARY




DATE:  OCTOBER  27,  2003


EXHIBIT INDEX
-------------

EXHIBIT NO.              DESCRIPTION
-----------              -----------

    99                   PRESS RELEASE DATED OCTOBER 27, 2003.



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